SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                             SECURITIES ACT OF 1934
                                (AMENDMENT No.__)


Filed by the Registrant                      [X]
Filed by a party other than the Registrant   [ ]
Check the appropriate box:
[ ] Preliminary proxy statement
[X] Definitive proxy statement
[ ] Definitive additional materials
[ ] Soliciting materials pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                        Imaging Diagnostic Systems, Inc.
                (Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the Appropriate Box):
[X]   $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[ ]   Fee computed on table below per Exchange Act Rules
      14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:______________________
(2)   Aggregate number of securities to which
         transaction applies:______________________
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 __/
(4)   Proposed maximum aggregate value of
      transaction:_______________________
(5)   Total fee paid:____________________

[ ]   Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)   Amount previously paid:___________________

(2)   Form, Schedule or Registration Statement No.:_____________

(3)   Filing Party:________________

(4)   Date Filed:__________________

                        IMAGING DIAGNOSTIC SYSTEMS, INC.
                               6531 NW 18th Court
                            Plantation, Florida 33313

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         To Be Held on October 15, 1997

TO THE STOCKHOLDERS OF IMAGING DIAGNOSTIC SYSTEMS, INC.

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Imaging Diagnostic Systems, Inc., a Florida Corporation (the "Company"), will be held on Wednesday, October 15, 1997, at 9:00 a.m. at the Sheraton Suites, located at 311
N. University Dr., Plantation, Florida, for the following purposes:

1. To elect three (3) directors to serve a one year term expiring upon the 1998 Annual Meeting of Stockholders or until his/her successor is duly elected and qualified.

2. To ratify the selection of Margolies, Fink and Wichrowski, CPA as independent auditors for the Company for the fiscal year ending June 30, 1998.

3. To transact such other business as may properly come before the meeting or any adjournment thereof.

      The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

      The Board of Directors has fixed the close of business on Friday, August 15, 1997, as the record date for the determination of stockholders entitled to notice of and to vote at this Annual Meeting and at any adjournment or postponement thereof.

                           By Order of the Board of Directors

                           /s/ Allan L. Schwartz
                               ------------------------
                               Allan L. Schwartz
                               Secretary

Plantation, Florida
September 7, 1997


ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. HOWEVER, TO ASSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE URGED TO MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE POSTAGE PREPAID ENVELOPE ENCLOSED FOR THAT PURPOSE. ANY STOCKHOLDER ATTENDING THE MEETING MAY VOTE IN PERSON EVEN IF HE OR SHE RETURNED A PROXY. PLEASE NOTE, HOWEVER, THAT IF A BROKER HOLDS YOUR SHARES OF RECORD, OR BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

                        IMAGING DIAGNOSTIC SYSTEMS, INC.
                               6531 NW 18th Court
                            Plantation, Florida 33313


                                 PROXY STATEMENT

                 INFORMATION CONCERNING SOLICITATION AND VOTING



      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of Imaging Diagnostic Systems, Inc. (the "Company") to be held on Wednesday, October 15, 1997, at 9:00 a.m. at the Sheraton Suites, located at 311 N. University Dr., Plantation, Florida, or any adjournment or adjournments thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Company intends to mail this Proxy Statement and the accompanying proxy card on or about September 7, 1997 to all shareholders entitled to vote at the Annual Meeting.

RECORD DATE; OUTSTANDING SHARES

      Only stockholders of record at the close of business on Friday, August 15, 1997 (the "Record Date"), are entitled to receive notice of and to vote at the meeting. On the Record Date, there were outstanding 24,782,584 shares of Common Stock.

REVOCABILITY OF PROXIES

      If a person who has executed and returned a proxy is present at the meeting and wishes to vote in person, he or she may elect to do so and thereby suspend the power of the proxy holders to vote his or her proxy. A proxy also may be revoked before it is exercised by filing with the Secretary of the Company a duly signed revocation of proxy bearing a later date.

VOTING AND SOLICITATION

      Each share of Common Stock issued and outstanding on the record date shall have one vote on the matters presented herein, except that with respect to the election of directors, each share of Common Stock is entitled to one vote for a nominee for each director position. Stockholders do not have the right to cumulate votes in the election of directors.

SOLICITATION

      The Company will bear the entire cost of the solicitation of proxies including preparation, assembly, printing and mailing of this proxy statement, the proxy and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of Common Stock beneficially owned by others to forward such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, facsimile, telegram or personal solicitation by directors, officers, or other regular employees of the Company. No additional compensation will be paid to directors, officers or other regular employees for such services, but Jersey Transfer & Trust Co. will be paid a fee, estimated to be about $2,000 if it renders solicitation services.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

      Proposals of stockholders of the Company that are intended to be presented by such stockholders at the Company's Annual Meeting of Stockholders to held in 1998 must be received by the Company no later than March 31, 1998 in order that they may be included in the proxy statement and form of proxy relating to the meeting.

SHARE OWNERSHIP BY PRINICPAL STOCKHOLDERS AND MANAGEMENT

      The following table sets forth the beneficial ownership of Common Stock of the Company as of June 30, 1997, as to (a) each person known to the Company who beneficially owns more than 5% of the outstanding shares of its Common Stock;
(b) each current director, nominee for director and named executive officer; and
(c) all executive officers and directors of the Company as a group.



Name and Address                Number of Shares Owned          % of Outstanding
of Beneficial Owner              Beneficially (1)(2)         Shares of Common Stock
-------------------            ------------------------      -----------------------

Richard J. Grable                    9,419,496(3)                         38%
Chief Executive Officer
and Director
c/o 6351 NW 18th Court
Plantation, FL 33313

Linda B. Grable                      9,419,496(4)                         38%
President and Director
c/o 6351 NW 18th Court
Plantation, FL 33313

Allan L. Schwartz                    3,928,113(5)                         16%
Executive Vice President,
Chief Financial Officer
and Director
c/o 6351 NW 18th Court
Plantation, FL 33313

Peter S. Knezevich                     263,657(6)                          1%
Vice President and
General Counsel
c/o 6351 NW 18th Court
Plantation, FL 33313

All officers and directors          13,539,700                            55%
as a group (4 persons)


(1) Except as indicated in the footnotes to this table, based on information provided by such persons, the persons named in the table above have sole voting power and investment power with respect to all shares of Common Stock shown beneficially owned by them.

(2) Percentage of ownership is based on 24,685,084 shares of Common Stock outstanding as of June 30, 1997. Shares of Common Stock subject to stock options that are exercisable within 60 days as of June 30, 1997 are deemed outstanding for computing the percentage of any other person or group.

(3) Includes 56,666 shares subject to options and 4,320,315 shares owned by the wife of Richard J. Grable, Linda B. Grable, of which he disclaims beneficial ownership.

(4) Includes 56,666 shares subject to options and 5,042,515 shares owned by the husband of Linda B. Grable, Richard J. Grable, of which she disclaims beneficial ownership.

(5) Includes 164,133 shares subject to options and 9,000 shares owned by the wife of Allan L. Schwartz, Carolyn Schwartz, of which he disclaims beneficial ownership.

(6)   Includes 12,225 shares subject to options.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

      Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires that the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than 10% beneficial owners are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

      To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended June 30, 1997, its officers, directors and greater than 10% beneficial owners complied with all applicable
Section 16(a) filing requirements.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

      Three directors are to be elected at the meeting. All three directors are to be elected for the term expiring in 1998. Information on the nominees follows.

      Richard J. Grable: Mr. Grable is Chief Executive Officer of the Company and is the inventor of the CTLM(tm) device. He has been in the medical imaging field since 1973. Mr. Grable has been a Director and Officer of the Company since its inception.

      Linda B. Grable: Mrs. Grable is President of the Company and Chairman of the Board of Directors. She has 15 years experience in the marketing and sales of imaging equipment. Mrs. Grable has been a Director and Officer of the Company since its inception.

      Allan L. Schwartz: Mr. Schwartz is Executive Vice-President of the Company and is responsible for its financial affairs. He is an operationally oriented executive with a wide range of management, marketing, field engineering, construction, investment banking, and business development experience. Mr. Schwartz has been a Director and Officer of the Company since its inception.

Compensation of Directors

      Each director who is not an employee of the Company receives an annual retainer of $500 plus a fee of $100 for each Board meeting attended. Under a deferred compensation plan, directors may elect to defer with interest all or part of such compensation for varying periods of time.

Family Relationships

      Mr. Richard J. Grable and Mrs. Linda B. Grable are husband and wife. Further, Richard J. Grable and Linda B. Grable are each "Control Persons" as a result of their control of a majority voting power of the Company's outstanding stock. Both parties disclaim, however, any beneficial interest or ownership in the shares owned by the other party.

Board Meetings and Committees

      The Board of Directors met 9 times during the fiscal year ended June 30, 1997. The Company has no standing Committees.

Required Vote

      Each nominee receiving a majority of the number of affirmative votes of the shares of the Company's Common Stock present and entitled to vote at the Annual Meeting on this matter shall be elected as the Directors.

      The Board of Directors of the Company recommends a vote FOR the election of the nominees named above. Proxies solicited by the Board of Directors will be voted FOR the named nominee unless instructions are given to the contrary.

                                   Management

                        Directors and Executive Officers

                           Summary Compensation Table



                                           Annual Compensation              Long-Term Compensation
                                           -------------------              ----------------------
                                                          Other                              Securities
Name and                                                  Annual          Restricted         Underlying
Principal                                                Compen-            Stock             Options/
Position                   Age  Year       Salary ($)     sation         Awards($)(2)          SAR's(#)
-------------------------------------------------------------------------------------------------------
Richard J. Grable          55   1995      $100,000
CEO and Director                1996      $183,333(1)
                                1997      $289,779        $115,000         $268,000              22,883

Linda B. Grable            60   1995       $65,000
President and                   1996       $91,000(1)
Director                        1997       $97,451        $115,000         $268,000              22,883

Allan L. Schwartz          55   1995       $84,000
Exec. V.P., CFO and             1996      $124,000(1)
Director                        1997      $111,534        $115,000         $268,000             130,410

Peter S. Knezevich         41   1995       $12,500
General Counsel                 1996       $56,000
Vice President                  1997       $87,500               0         $134,000              12,225


(1) Salary includes the following amounts which had accrued as of fiscal year end 1995 and which were paid in fiscal year 1996: $20,000, Richard J. Grable; $20,000, Allan L. Schwartz; and, $13,000, Linda B. Grable.

(2) Mr. Grable and Mr. Schwartz and Mrs. Grable were granted a restricted stock bonus of 100,000 shares; Mr. Knezevich was granted a restricted stock bonus of 50,000 shares. On the date of grant the bid price was $2.68 a shares.




      Option Grants. The following table sets forth certain information concerning grants of options to purchase Common Stock to the Named Executive Officers during the fiscal year ended June 30, 1997.

                      Option/SAR Grants in Last Fiscal Year


                           Individual Grants
                           -----------------                                   Potential Realizable
                                                                               Value at Annual Rates
                      Number of      Percent of                                of Stock Price
                      Securities     Total Options                             Appreciation for Option
                      Underlying     Granted to      Exercise or               Term (1)
                      Options        Employees in    Base Price     Expiration
Name                  Granted        Fiscal Year     ($/Share)      Date            5%          10%
------------------------------------------------------------------------------------------------------
Richard J. Grable(2)     22,883         4%              $4.37      7/4/01         $34,009      $76,999

Linda B. Grable(3)       22,883         4%              $4.37      7/4/01         $34,009      $76,999

Allan L. Schwartz(4)     22,883         4%              $4.37      7/4/01         $34,009      $76,999

(1) Potential realizable values are based on the fair market value per share as determined by the Company for financial statement purposes and represents hypothetical gains that could be achieved for the respective options if exercised at the date of the grant. The dollar amounts set forth in these columns are the result of calculations at the zero percent, five percent and ten percent rates set by the Securities and Exchange Commission and are not intended to forecast possible future appreciation, if any, of the Common Stock price. There can be no assurance that such potential realizable values will not be more or less than indicated in the table above.

(2) On July 4, 1996, Mr. Grable was granted an option to purchase 22,883 shares of common stock pursuant to the Company's incentive stock option plan.

(3) On July 4, 1996, Mrs. Grable was granted an option to purchase 22,883 shares of common stock pursuant to the Company's incentive stock option plan.

(4) On July 4, 1996, Mr. Schwartz was granted an option to purchase 22,883 shares of common stock pursuant to the Company's incentive stock option plan.


      Fiscal Year-End Option Values. The following table sets forth certain information concerning the number and value of securities underlying exercisable and unexercisable stock options as of the fiscal year ended June 30, 1997 by the Name Executive Officers.

                          Fiscal Year End Option Values



                                                          Number of                  Value of
                                                          Securities                 Unexercised
                                                          Underlying                 In-The-Money
                                                          Unexercised                Options
                           Number of                      Options at                 at Fiscal
                           Securities                     Fiscal Year End(#)         Year End($)
                           Underlying
                           Options/SARs    Value
                           Exercised       Realized        Exercisable/               Exercisable/
Name                       (#)             ($)            Unexercisable              Unexercisable
--------------------------------------------------------------------------------------------------

Richard J. Grable          82,515          $216,549         22,883/0                          0

Linda B. Grable            82,515          $216,549         22,883/0                          0

Allan L. Schwartz               0                 0        130,410/0                   $189,032

Peter S. Knezevich         95,669          $257,810         12,225/0                          0


Employment Agreements

      The Company entered into five-year employment agreements with each of Mr. Richard J. Grable and Mr. Allan L. Schwartz and Mrs. Linda B. Grable beginning July 6, 1994. Pursuant to the terms of the employment agreements, the annual salaries during the Company's development stage are as follows: Richard J.
Grable: $250,000; Linda B. Grable: $78,000; on January 15, 1997, Ms. Grable's salary was increased to $104,000; and, Allan L. Schwartz: $104,000. During the Company's operational stage the salary of Allan L. Schwartz will increase to $156,000. In addition, each employment agreement provides for bonuses, health insurance, car allowance, and related benefits, and a cost of living adjustment of 7% per year. The bonuses are 5% of the adjusted consolidated net earnings of the Company; no bonuses have been paid. Richard J. Grable receives a royalty bonus based on sales of the CTLM device. The Company entered into an employment agreement with Peter S. Knezevich on June 16, 1997, for a salary of $95,000 per year.

Stock Option Plans

      The Company has established an incentive stock option plan, as defined by
Section 422, Internal Revenue Code of 1986. For the fiscal year ended June 30, 1997, all of the executive officers were participants in this plan, except for Mr. Knezevich.

                                   PROPOSAL 2

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

      The Board of Directors has appointed Margolies, Fink and Wichrowski CPA as independent public accountants of the Company with respect to its operations for the fiscal year 1998, subject to ratification by the holders of Common Stock of the Company. The firm has audited the Company's financial statements since 1994. Representatives of the firm are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

      There will be presented at the Annual Meeting a proposal for the ratification of this appointment, which the Board of Directors believes is advisable and in the best interests of the stockholders. If the appointment of Margolies, Fink and Wichrowski, CPA is not ratified, the matter of appointment of independent public accountants will be considered by the Board of Directors.

      The Board of Directors of the Company recommends a vote FOR the appointment of Margolies, Fink and Wichrowski, CPA as the Company's independent accountants for the fiscal year ending June 30, 1998.


                                  OTHER MATTERS

      The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.



                                             By Order of the Board of Directors


                                             /s/ Allan L. Schwartz
                                                 ------------------------------
                                                 Allan L. Schwartz
                                                 Secretary

                                   APPENDIX A

                        IMAGING DIAGNOSTIC SYSTEMS, INC.
                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON OCTOBER 15, 1997

      The undersigned hereby appoints Richard J. Grable and Allan L. Schwartz and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of stock of Imaging Diagnostic Systems, Inc. which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of Imaging Diagnostic Systems, Inc. to be held at Sheraton Suites, located at 311 N. University Dr., Plantation, Florida, on October 15, 1997, at 9:00 a.m., local time, and at any and all continuations and adjournments thereof, with all powers that the undersigned would possess if personally sent, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

                 (Continued, and to be signed on the other side)

                                              Please mark your votes as this [X]

UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSAL 2 AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.


                                             FOR        WITHHOLDER FOR
PROPOSAL 1: To elect three (3) directors     [ ]             [ ]
to hold office until the 1998 Annual
Meeting of Stockholders.

      Nominees: Richard J. Grable, Linda B. Grable, and Allan L. Schwartz

Instruction: To withhold authority to vote for any nominee, write the nominee's name in the space provided below.

------------------------------------------

PROPOSAL 2: To ratify selection of        FOR        AGAINST      ABSTAIN
Margolies, Fink and Wichrowski CPA,       [ ]         [  ]          [  ]
as independent public accountants
of the Company for its fiscal
year ending June 30, 1998.

I PLAN TO ATTEND THE MEETING                         [   ]

Please sign exactly as your name appears hereon. If the stock is registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians and attorney-in-fact should add their titles. If signer is a corporation, please give full corporate name and have a duly authorized officer, stating title. If signer is a partnership, please sign in partnership name by authorized person.

Signature____________________________________ Date________________

PLEASE VOTE, DATE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED RETURN ENVELOPE WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES.